UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 2, 2020

Western Asset Investment Grade Income Fund Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction

of Incorporation)

811-02351	95-2808650
(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, 49th Floor, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

(888) 777-0102

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Effective November 2, 2020, the Board of Directors of the Western Asset Investment Grade Income Fund Inc. (the “Fund”) amended and restated the Fund’s bylaws (the “Bylaws”) to, among other modifications, (i) modify the advance notice provisions for stockholder nominations of board members and other business proposals, including the required contents of such notices; (ii) change the vote required to elect board members from a plurality- to a majority-of-all-the votes entitled to be cast in the election of board members; (iii) clarify the procedure for cancelling or postponing a stockholder meeting; (iv) clarify the rules for the organization of stockholder meetings and the procedural powers of the chairperson of such meetings; (v) establish new board member qualifications for nomination and service as a board member; and (vi) include a new provision to aid with meetings of the Board of Directors and taking action that may be necessary during emergencies that prevent a majority of board members from convening through normal means.

The Fund hereby furnishes the information in Exhibit 99.1, its Bylaws.

The above discussion is only a high-level summary of certain amendments, and is qualified in its entirety by reference to the Bylaws. Investors should refer to the Bylaws for more information.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit

99.1	Amended and Restated Bylaws of the Fund, dated November 2, 2020

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Bylaws of the Fund, dated November 2, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset Investment Grade Income Fund Inc.

Date: November 5, 2020	By:	/s/ Marc De Oliveira
	Name:	Marc De Oliveira
	Title:	Assistant Secretary